UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 19, 2007

ASIAN FINANCIAL, INC.
(Exact Name of Registrant as Specified in Charter)

Wyoming	000-27129	91-1922225
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 3 Jinyuan Road Daxing District Industrial Development Zone Beijing, Peoples’ Republic of China		102600
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: +86 10 6021 2222

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 -    Amendments to the Articles of Incorporation or Bylaws

On November 19, 2007, the Board of Directors of Asian Financial, Inc. adopted amendments to the Company’s Bylaws effective as of such date. Apart from non-substantive language and conforming changes and other technical and cross-reference edits, the Bylaws were amended and restated to implement a reverse stock split. The foregoing is a brief description of the amendments to the Company’s Bylaws and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws. This description should be read in conjunction with the Company’s Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 and is incorporated by reference.

Item 9.01 -  Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is filed as part of this report:

3.1 - Bylaws Amended and Restated, effective November 19, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASIAN FINANCIAL, INC.

Date: February 7, 2008	By:	/s/ Wenhua Guo
Name: Wenhua Guo
Title: Chief Executive Officer